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Statement of Additional Information Supplement September 23, 1997
IDS Precious Metals Fund, Inc. (May 30, 1997)        S-6142-20 N (5/97)

The section titled "Additional Investment Policies " has been revised to delete the following policies:

     "Purchase more than 10% of the outstanding voting securities of an issuer."

     "Invest more than 5% of its total assets in securities on an one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation."


     S-(9/97)
     Valid until next prospectus update
     Destroy June 1, 1998